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Exhibit 10.16

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	Allied Motion Technologies Inc. (fka Hathaway Corporation)
Allied Motion Systems Corporation (fka Hathaway Systems Corporation)
Allied Motion Process Instrumentation Corporation (fka Hathaway Process Instrumentation Corporation)
Allied Motion Control Corporation (fka Hathaway Motion Control Corporation)
Allied Motion Industrial Automation, Inc. (fka Hathaway Industrial Automation, Inc.)
Computer Optical Products, Inc.
EMOTEQ Corporation
Motor Products-Ohio Corporation
Motor Products Corporation (fka Motor Products-Owosso Corporation)
Date:	February 19, 2004

        THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (jointly and severally, "Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated May 7, 1998 (as amended from time to time, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

        1.     Modified Maturity Date. Section 4 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

          4.     MATURITY DATE (Section 6.1):

      June 30, 2004, subject to early termination as provided in Section 6.2 above.

      Notwithstanding the foregoing, with respect to the Term Loan: The outstanding principal balance of the Term Loan shall be repaid by Borrower to Silicon in forty-two (42) equal monthly payments of principal, commencing on September 1, 2002 and continuing on the first day of each subsequent month until the earlier of the following dates: (i) the date the Term Loan has been indefeasibly paid in full, (ii) the date the Revolving Loans are terminated, or (iii) the date this Agreement terminates by its terms or is terminated by either party in accordance with its terms. On the earlier to occur of the foregoing dates, the entire unpaid principal balance of the Term Loan, plus all accrued and unpaid interest thereon, shall be due and payable. Interest on the Term Loan shall be payable monthly as provided for in Section 1.2 of this Agreement.

        2.     Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        3.     General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:		Silicon:
ALLIED MOTION TECHNOLOGIES INC. (fka Hathaway Corporation)		SILICON VALLEY BANK
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ S. RENEE HUDNALL
		Title	Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Borrower:		Borrower:
ALLIED MOTION SYSTEMS CORPORATION (fka Hathaway Systems Corporation)		ALLIED MOTION PROCESS INSTRUMENTATION CORPORATION (fka Hathaway Process Instrumentation Corporation)
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Borrower:		Borrower:
ALLIED MOTION CONTROL CORPORATION (fka Hathaway Motion Control Corporation)		ALLIED MOTION INDUSTRIAL AUTOMATION, INC. (fka Hathaway Industrial Automation, Inc.)
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Borrower:		Borrower:
COMPUTER OPTICAL PRODUCTS, INC.		EMOTEQ CORPORATION
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary

Borrower:		Borrower:
MOTOR PRODUCTS—OHIO CORPORATION		MOTOR PRODUCTS CORPORATION (fka Motor Products-Owosso Corporation)
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary

GUARANTOR'S CONSENT

        The undersigned acknowledges that his consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

Guarantor:		Guarantor:
ALLIED MOTION TECHNOLOGIES INC. (fka Hathaway Corporation)		ALLIED MOTION SYSTEMS CORPORATION (fka Hathaway Systems Corporation)
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Guarantor:		Guarantor:
ALLIED MOTION PROCESS INSTRUMENTATION CORPORATION (fka Hathaway Process Instrumentation Corporation)		ALLIED MOTION CONTROL CORPORATION (fka Hathaway Motion Control Corporation)
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary

Guarantor:		Guarantor:
ALLIED MOTION INDUSTRIAL AUTOMATION, INC. (fka Hathaway Industrial Automation, Inc.)		COMPUTER OPTICAL PRODUCTS, INC.
By	/s/ RICHARD D. SMITH President or Vice President	By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Guarantor:		Guarantor:
EMOTEQ CORPORATION		MOTOR PRODUCTS—OHIO CORPORATION
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary	By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary
Guarantor:
MOTOR PRODUCTS CORPORATION (fka Motor Products-Owosso Corporation)
By	/s/ RICHARD D. SMITH President or Vice President
By	/s/ SUSAN M. CHIARMONTE Secretary or Ass't Secretary

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Amendment to Loan Documents
GUARANTOR'S CONSENT